Filed pursuant to Rule 497(e)

File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan International Small-Mid Fund (the “Fund”)

SUPPLEMENT DATED 30 APRIL 2025 TO THE FUND’S PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective 30 April 2025, Artisan International Small-Mid Fund will open to new investors. All references to the closure of Artisan International Small-Mid Fund in Artisan Partners Funds’ prospectus are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE